SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2017

HERITAGE NOLA BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55817	82-0688069
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

205 North Columbia Street, Covington, Louisiana		70433
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (985) 892-4565

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).       Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01  Other Events

On July 12, 2017, Heritage NOLA Bancorp, Inc. (the "Company"), a Maryland corporation and the holding company for Heritage Bank of St. Tammany (the "Bank"), announced that it completed its stock offering in connection with the mutual to stock conversion of the Bank, effective July 12, 2017. Shares of the Company's common stock are expected to begin trading on July 13, 2017 on the OTC Pink Marketplace (www.otcmarkets.com) under the trading symbol "HRGG".
In the stock offering, the Company sold 1,653,125 shares of its common stock, including 132,250 shares purchased by the Bank's employee stock ownership plan, at a price of $10.00 per share, for gross offering proceeds of $16,531,250.
Direct Registration Statements reflecting the shares purchased in the stock offering are expected to be mailed to subscribers on or about July 12, 2017, and any interest checks due to subscribers are expected to be mailed on July 12, 2017. If you subscribed for stock and would like to confirm your purchase, please contact the Stock Information Center at (866) 806-1790 (toll free) from 10:00 a.m. until 4:00 p.m., Central Time, except bank holidays.  You can also confirm your allocation online at https://us.astfinancial.com/stockoffering/nola/ipo.
FIG Partners, LLC ("FIG") acted as selling agent in the stock offering and as financial advisor to the Company and the Bank in connection with the mutual to stock conversion. Luse Gorman, PC, Washington, DC served as legal counsel to the Company and the Bank. Vedder Price P.C., Chicago, Illinois served as legal counsel to FIG.
Forward-Looking Statements
This Form 8-K contains forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative or regulatory changes that could adversely affect the business in which the Company or the Bank are engaged.

Item 9.01  Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information	Not Applicable.
(c)	Shell Company Transactions	Not Applicable.
(d)	Exhibits	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HERITAGE NOLA BANCORP, INC.
DATE: July 12, 2017	By:	/s/ W. David Crumhorn
W. David Crumhorn
President and Chief Executive Officer